Morgan Stanley
Pathway Funds
International Equity Fund | Ticker: TIEUX
January 1, 2021
Summary Prospectus
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and Statement of Additional Information, both dated January 1, 2021, are incorporated by reference into the summary prospectus, making them legally part of the summary prospectus. You can find the Fund’s prospectus and other information about the Fund online at www.morganstanley.com/wealth-investmentsolutions/cgcm. You can also get this information at no cost by calling 1-800-869-3326 or by sending an e-mail request to client.field.services@morganstanley.com.
Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.morganstanley.com/wealth-investmentsolutions/cgcm), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a financial advisor) or, if you are a direct investor, by calling 1-800-869-3326.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 1-800-869-3326 to let the Funds know you wish to continue receiving paper copies of your shareholder reports.

Investment objective
Capital appreciation.
Fund Fees and Expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.
Annual Advisory Program Fees
(fees paid directly from your investment in the applicable Morgan Stanley-sponsored investment advisory program)
Maximum annual fees in the TRAK® Pathway, Consulting Group Advisor, Select UMA, or Portfolio Management investment advisory programs (as a percentage of average prior quarter-end net assets)*	2.00%
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment in the Fund)
Management Fees*	0.70%
Distribution (12b-1) Fees	None
Other Expenses	0.17%
Total Annual Fund Operating Expenses	0.87%
Waiver*	(0.16)%
Net Annual Fund Operating Expenses*	0.71%
* Effective January 1, 2021, CGAS (defined herein) has contractually agreed to waive fees and reimburse expenses for a period of one year in order to keep the Fund’s management fees from exceeding the total amount of sub-advisory fees paid by CGAS plus 0.20% based on average net assets. This contractual waiver will only apply if the Fund’s total management fees exceed the total amount of sub-advisory fees paid by CGAS plus 0.20% and will not affect the Fund’s total management fees if they are less than such amount. This fee waiver and reimbursement agreement shall remain in effect until January 1, 2022. The agreement may be amended or terminated only with the consent of the Board of Trustees.
Examples
These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The effect of the Fund’s contractual fee waiver is only reflected in the first year of the example. The figures are calculated based upon total annual Fund operating expenses and a maximum annual fee of 2.00% for the applicable Morgan Stanley-sponsored investment advisory program through which you invest. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
AFTER 1 YEAR	AFTER 3 YEARS	AFTER 5 YEARS	AFTER 10 YEARS
$274	$874	$1,499	$3,184
Portfolio turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the above examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 39% of the average value of its portfolio.
Principal investment strategies
The Fund will invest, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in the equity securities of companies located outside the U.S. The Fund focuses on companies located in developed markets, but also may invest a portion of its assets in securities of companies located in emerging markets. The Fund intends to diversify its assets by investing primarily in securities of issuers located in at least three foreign countries. The Fund may attempt to hedge against unfavorable changes in currency exchange rates by engaging in forward currency transactions or currency swaps and trading currency futures contracts and options on these futures. However, a Sub-adviser (as defined below) may choose not to, or may be unable to, hedge the Fund’s currency exposure. The Fund may also lend portfolio securities to earn additional income. Any income realized through securities lending may help Fund performance.
The Fund employs a “multi-manager” strategy whereby portions of the Fund are allocated to professional money managers (each, a “Sub-adviser,” collectively, the “Sub-advisers”) who are responsible for investing the assets of the Fund.
Principal risks of investing in the Fund
Loss of money is a risk of investing in the Fund.
The Fund’s principal risks include:
•	Market Risk, which is the risk that stock prices decline overall. Markets are volatile and can decline significantly in response to real or perceived adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short and long-term. Market risk may affect a single company, sector of the economy or the market as a whole.
•	Equity Risk, which is the risk that prices of equity securities rise and fall daily due to factors affecting individual companies, particular industries or the equity market as a whole.
•	Foreign Investment Risk, which means risks unique to foreign securities, including less information about foreign issuers, less liquid securities markets, political instability and unfavorable changes in currency exchange rates.
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•	Currency Risk, which refers to the risk that as a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, the U.S. dollar will decline in value relative to the currency hedged.
•	Forwards, Futures, Options and Swaps Risk, which means that the Fund’s use of forwards, futures, options and swaps to enhance returns or hedge against market declines subjects the Fund to potentially greater volatility and/or losses. Even a small investment in forwards, futures, options or swaps can have a large impact on the Fund’s interest rate, securities market and currency exposure. Therefore, using forwards, futures, options or swaps can disproportionately increase losses and reduce opportunities for gains when interest rates, stock prices or currency rates are changing. The Fund may not fully benefit from or may lose money on its investment in forwards, futures, options or swaps if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. Investing in forwards, futures, options or swaps can also make the Fund’s assets less liquid and harder to value, especially in declining markets. The Fund may hold illiquid securities that may be difficult to sell and may be required to be fair valued.
•	Emerging Markets Risk, emerging markets countries, which are generally defined as countries that may be represented in a market index such as the MSCI Emerging Markets Index (Net) or having per capita income in the low to middle ranges, as determined by the World Bank. In addition to foreign investment and currency risks, emerging markets may experience rising interest rates, or, more significantly, rapid inflation or hyperinflation. Emerging market securities may present market, credit, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries. The Fund also could experience a loss from settlement and custody practices in some emerging markets.
•	Small and Mid Cap Risk, which refers to the fact that historically, small and mid cap stocks tend to be more vulnerable to adverse business and economic events, more sensitive to changes in earnings results and forecasts and investor expectations and will experience sharper swings in market values than larger, more established companies. At times, small and mid cap stocks may be less liquid and harder to sell at prices the Sub-advisers believe are appropriate.
•	Securities Lending Risk, which includes the potential insolvency of a borrower and losses due to the re-investment of collateral received on loaned securities in investments that default or do not perform well.
•	Manager Risk, which is the risk that poor security selection by a Sub-adviser will cause the Fund to underperform. This risk is common for all actively managed funds.
•	Multi-Manager Risk, which is the risk that the investment styles of the Sub-advisers may not complement each other as expected by the Manager. The Fund may experience a higher portfolio turnover rate, which can increase the Fund’s transaction costs and result in more taxable short-term gains for shareholders.
•	LIBOR Transition Risk refers to the fact that a commonly used interest rate, the London Interbank Offered Rate, may no longer be calculated after 2021. The process of transitioning to a new rate might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR.
•	Issuer Risk, which is the risk that the value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
•	Sector Risk, which is the risk that the value of securities in a particular industry or sector will decline because of changing expectations for the performance of that industry or sector. From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the risks of investing in the Fund please see the Fund details section of this Prospectus.
Performance
The bar chart below shows how the Fund’s investment results have varied from year to year, and the following table shows how the Fund’s annual total returns for various periods compare to those of the Fund’s benchmark index and Lipper peer group. This information provides some indication of the risks of investing in the Fund. The Fund is available only to investors participating in Morgan Stanley-sponsored investment advisory programs. These programs charge an annual fee (see Annual Advisory Program Fees above). The performance information in the bar chart and table below does not reflect this fee, which would reduce your return. The Fund’s past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. For current performance information please see www.morganstanley.com/wealth-investmentsolutions/cgcm.
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Annual total returns (%) calendar years

International Equity Fund
Fund’s best and worst calendar quarters
Best: 17.33% in 3rd quarter 2010
Worst: (22.15)% in 3rd quarter 2011
Year-to-date: (6.56)% (through 3rd quarter 2020)
Average Annual Total Returns
(for the periods ended December 31, 2019)
INCEPTION DATE: 11/18/1991	1 YEAR	5 YEARS	10 YEARS
Fund (without advisory program fee)
Return Before Taxes	22.74%	5.45%	4.91%
Return After Taxes on Distributions	22.21%	5.07%	4.62%
Return After Taxes on Distributions and Sale of Fund Shares	14.18%	4.34%	4.01%
MSCI EAFE® Index (Net) (reflects no deduction for fees, expenses or taxes)	22.01%	5.67%	5.50%
Lipper International Large-Cap Core Funds Average	22.31%	4.00%	4.38%
The after-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
The Fund’s benchmark is the MSCI EAFE® Index (Net). The Benchmark is a composite portfolio of equity total returns for developed countries in Europe and the Far East and Australia and New Zealand. Unlike the Fund, the benchmark is unmanaged and does not include any fees or expenses. An investor cannot invest directly in an index.
The Fund also compares its performance with the Lipper International Large-Cap Core Funds Average. The Lipper
International Large-Cap Core Funds Average is composed of funds that, by fund practice, invest at least 75% of their equity assets in companies strictly outside of the U.S., with market capitalizations (on a three-year weighted basis) greater than the 250th largest companies in the S&P/Citigroup World ex-U.S. Broad Market® Index (“BMI®”). Large cap core securities typically have an average price-to-cash ratio, price-to-book ratio, and three year sales-per-year growth value, compared to S&P/Citigroup World ex-U.S. BMI®.
Investment adviser
Consulting Group Advisory Services LLC (“CGAS” or the “Manager”), a business of Morgan Stanley Wealth Management (“MSWM”), serves as the investment adviser for the Fund. Subject to Board review, the Manager selects and oversees professional money managers (each a “Sub-adviser,” collectively, the “Sub-advisers”) who are responsible for investing the assets of the Fund.  The Sub-advisers are selected based primarily upon the research and recommendation of the Manager, which includes a quantitative and qualitative evaluation of a Sub-adviser’s skills and investment results in managing assets for specific asset classes, investment styles and strategies.  The Manager allocates and, when appropriate, reallocates the Fund’s assets among one or more Sub-advisers, continuously monitors and evaluates Sub-adviser performance (including trade execution), performs other due diligence functions (such as an assessment of changes in personnel or other developments at the Sub-advisers), and oversees Sub-adviser compliance with the Fund’s investment objectives, policies and guidelines.  The Manager also monitors changes in market conditions and considers whether changes in the allocation of Fund assets or the lineup of Sub-advisers should be made in response to such changes in market conditions.  Sub-advisers may also periodically recommend changes or enhancements to the Fund’s investment objectives, policies and guidelines, which are subject to the approval of the Manager and may also be subject to the approval of the Board.

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Sub-advisers and portfolio managers
BlackRock Financial Management, Inc. (“BlackRock”)
Causeway Capital Management LLC (“Causeway”)
Invesco Advisers, Inc. (“Invesco”) (formerly known as OppenheimerFunds, Inc.)
Schroder Investment Management North America Inc. (“Schroders”)
Victory Capital Management Inc. (“Victory Capital”)
Wellington Management Company, LLP (“Wellington”)
PORTFOLIO MANAGERS	SUB-ADVISER OR ADVISER	FUND’S PORTFOLIO MANAGER SINCE
Rachael Aguirre, Director and Senior Portfolio Manager	BlackRock	2016
Jennifer Hsui, CFA®, Managing Director and Senior Portfolio Manager	BlackRock	2018
Alan Mason, Managing Director	BlackRock	2016
Suzanne Henige, Director and Senior Portfolio Manager	BlackRock	2020
Amy Whitelaw, Managing Director and Senior Portfolio Manager	BlackRock	2017
Jonathan P. Eng, Portfolio Manager	Causeway	2014
Harry W. Hartford, President and Portfolio Manager	Causeway	2014
Sarah H. Ketterer, Chief Executive Officer and Portfolio Manager	Causeway	2014
Ellen Lee, Portfolio Manager	Causeway	2015
Conor S. Muldoon, CFA®, Portfolio Manager	Causeway	2014
Steven Nguyen, Portfolio Manager	Causeway	2019
Alessandro Valentini, CFA®, Portfolio Manager	Causeway	2014
Robert B. Dunphy, CFA®, Senior Portfolio Manager	Invesco	2014
George R. Evans, CFA®, Chief Investment Officer - Equities and Senior Portfolio Manager	Invesco	2014
James Gautrey, CFA®, Portfolio Manager	Schroders	2014
Simon Webber, CFA®, Portfolio Manager	Schroders	2011
Daniel B. LeVan, CFA®, Chief Investment Officer of Trivalent Investments, a Victory Capital investment franchise	Victory Capital	2017
John W. Evers, CFA®, Senior Portfolio Manager	Victory Capital	2017
Andrew M. Corry, CFA®, Senior Managing Director and Equity Portfolio Manager	Wellington	2017
James H. Shakin, CFA®, Senior Managing Director and Equity Portfolio Manager	Wellington	2017
Purchase and sale of Fund shares
Purchases of shares of the Fund must be made through an investment advisory program with Morgan Stanley. You may purchase or sell shares of the Fund at net asset value on any day the New York Stock Exchange (“NYSE”) is open by contacting your Morgan Stanley Financial Advisor.
•	The minimum initial aggregate investment in the Morgan Stanley-sponsored investment advisory programs is $1,000.
•	There is no minimum on additional investments in the Fund or the applicable investment advisory program through which you invest.
•	Each of the Fund and the Morgan Stanley-sponsored investment advisory programs through which investments in the Fund are offered may vary or waive these investment minimums at any time.
For more information about the Morgan Stanley-sponsored investment advisory programs, see the About the Funds section of this Prospectus.
Tax information
The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two.
Payments to financial intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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